SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report                                              May 9, 2006
(Date of earliest event reported)                                    May 9, 2006

                               QCR Holdings, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-22208                                        42-1397595
(Commission File Number)                 (I.R.S. Employer Identification Number)

3551 Seventh Street, Suite 204, Moline, Illinois                         61265
    (Address of principal executive offices)                          (Zip Code)

                          (309) 736-3580 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [      ]  Written   communications   pursuant  to  Rule  425  under  the
               Securities Act (17 CFR 230.425)

     [      ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

     [      ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [      ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

On May 9, 2006, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the first quarter, ended March 31, 2006. The letter is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

          (a)  Exhibits.

                  99.1 Shareholder letter dated May 2006 to be presented in the quarterly shareholder publication, "Investor Update".





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          QCR HOLDINGS, INC.


Dated:  May 9, 2006                       By: /s/ Todd A. Gipple
                                              ---------------------------------
                                              Todd A. Gipple
                                              Executive Vice President
                                              and Chief Financial Officer


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